UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2000

                              RADYNE COMSTREAM INC.
             (Exact name of registrant as specified in its charter)


       New York                       0-11685-NY                 11-2569467
State or other jurisdiction        (Commission File            (IRS Employer
of incorporation)                       Number)              Identification No.)




3138 East Elwood Street                    Phoenix, Arizona             85034
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (602) 437-9620


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Item 5.  Other Events.

     Radyne ComStream Inc. announced that Dr. Jerry Waylan has joined its board of directors.

     Dr. Waylan spent 20 years in the U.S. Navy's space and communications area before retiring from active duty to found Southern Pacific Satellite Systems ("SPSS") in 1981. After the sale of SPSS to GTE, Dr. Waylan served as president of GTE Spacenet, retiring in 1993. Since then, he has served on the boards and acted in an advisory role for several satellite telecom companies, most notably Stanford Telecom, NextWave Communications, Globecomm Systems and Constellation Communications Inc. He has also served on numerous advisory boards including the International Communications and Information Policy Advisory Committee of the U.S. Department of State.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 2, 2000

                                              RADYNE COMSTREAM INC.
                                              ----------------------------------
                                                    (Registrant)

                                         By:  /s/ Robert C. Fitting
                                              ----------------------------------
                                              Title: Chief Executive Officer